Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Form 10-Q of Foster Wheeler Ltd. (the "COMPANY") for the
period ended June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I Raymond J. Milchovich, Chief Executive Officer of the Company, certify that pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


                                             /S/ RAYMOND J. MILCHOVICH
                                             -------------------------------
                                             Name:  Raymond J. Milchovich
                                             Title: Chief Executive Officer
                                             Date:  August 16, 2002



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